SUBSCRIPTION AGREEMENT FOR COMMON SHARES

TO: FIRST REEF ENERGY INC. (the "Corporation")

The undersigned (hereinafter referred to as the "**Subscriber**") hereby irrevocably subscribes for and agrees to purchase the number of class "A" common shares in the share capital of the Corporation (each a "**Common Share**") set forth below for the aggregate subscription amount set forth below (the "**Aggregate Subscription Amount**"), representing a subscription price of CDN$0.25 per Common Share upon and subject to the terms and conditions set forth in "Terms and Conditions of Subscription for Common Shares of First Reef Energy Inc." attached hereto (together with this page and the attached exhibits, the "**Subscription Agreement**").

1617437 Alberta Ltd.
(Name of Subscriber – please print)

By: [signature]
(Authorized Signature)

President
(Official Capacity or Title - please print)

Alex Walsh
(Please print name of the individual whose signature appears above if different than the name of the Subscriber printed above.)

2600 10180 – 101 Street, Edmonton, AB, T5J 3Y2
(Subscriber's Residential Address including Postal Code)

480-641-4790 aw@lithiumexplorationgroup.com
(Telephone Number) (Email Address)

Number of Common Shares: 400,000

Aggregate Subscription Amount: $100,000

If the Subscriber is signing as agent for a principal, unless it is deemed to be purchasing as principal under NI 45-106 (as defined herein), complete the following and ensure that the applicable Exhibit(s) are completed on behalf of such principal:

(Name of Principal)

(Principal's Residential Address including Postal Code)

(Telephone Number) (Email Address)

Register the Common Shares Exactly as set forth below:

1617437 Alberta Ltd.
(Name)

(Account reference, if applicable)

2600 10180 – 101 Street, Edmonton, AB, T5J 3Y2
(Address)

(Address)

Deliver the Common Shares as set forth below:

Alex Walsh
(Name)

(Account reference, if applicable)

Alex Walsh
(Contact Name)

3200 N. Hayden Road, Suite 235, Scottsdale, Arizona 85251
(Address)

ACCEPTANCE: The Corporation hereby accepts the subscription as set forth above on the terms and conditions contained in this Subscription Agreement.

October 1, 2011

FIRST REEF ENERGY INC.

By: [signature]

Subscription No:

FIRST REEF ENERGY INC. IS NOT A REPORTING ISSUER IN ANY JURISDICTION AND THE COMMON SHARES WILL BE SUBJECT TO AN INDEFINITE HOLD PERIOD. SEE SECTION 4 BELOW.